SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Sonic Innovations

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Sonic Innovations, Inc.

2795 E. Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Phone: (801) 365-2800

March 26, 2003

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Salt Lake Marriott City Center Hotel in the Amethyst Ballroom at 220 South State Street, Salt Lake City, Utah on May 1, 2003 at 9:00 a.m. MDT.

The accompanying Proxy Statement describes the business to be transacted at the Annual Meeting. It is important that your shares be represented whether or not you personally attend the Annual Meeting. Regardless of the number of shares you own, your vote is important to us. In order to ensure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card promptly. This will not limit your right to vote in person or to attend the Annual Meeting.

We also plan to review the status of our business at the Annual Meeting. We look forward to seeing you.

Sincerely,

Andrew G. Raguskus

President and Chief Executive Officer

SONIC INNOVATIONS, INC.

VOTING METHODS

You may vote your shares by telephone or by mail. You may also revoke your proxy any time before the Annual Meeting. Please help us save administrative and postage costs by voting by telephone—available 24 hours a day until 12:00 noon, EDT, on April 30, 2003.

BY TELEPHONE

1.	On a touch-tone telephone, call toll-free 1-800-PROXIES (1-800-776-9437), 24 hours a day, seven days a week.

2.	Enter the company number and control number shown in the upper right corner of the proxy card when prompted.

3.	Follow the verbal instructions.

BY MAIL

1.	Mark your selections on the enclosed proxy card.

2.	Date and sign your name exactly as it appears on your proxy card.

3.	Mail the proxy card in the enclosed postage-paid envelope.

If your shares are held in “street name” through a broker, bank or other third party nominee, you will receive instructions from that third party (who is the holder of record) that you must follow in order for your shares to be properly voted.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

SONIC INNOVATIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE/TIME	9:00 a.m. MDT on Thursday, May 1, 2003

PLACE	Salt Lake Marriott City Center Hotel Amethyst Ballroom 220 South State Street Salt Lake City, Utah 84111 Phone number: 1-801-961-8700

ITEMS OF BUSINESS	1. Election of two directors for a three-year term;

2. Ratification of the appointment of KPMG LLP as our independent auditing firm; and

3. Take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

VOTING

If you cannot attend the Annual Meeting, you may vote your shares by telephone or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the “General Information about the Annual Meeting and Voting” section on the next page, as well as on the enclosed proxy card.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 19, 2003.

ANNUAL REPORT	Sonic Innovations’ 2002 Annual Report to Shareholders, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

Stephen L. Wilson

Secretary

This Notice of the Annual Meeting, Proxy Statement and accompanying proxy card were mailed on or about March 26, 2003.

SONIC INNOVATIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 1, 2003

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Sonic Innovations, Inc. of proxies to be voted at Sonic Innovations’ Annual Meeting of Shareholders to be held on May 1, 2003 and at any adjournment thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who may vote at the Annual Meeting?

The Board has set March 19, 2003 as the record date for the Annual Meeting. If you were the owner of Sonic Innovations’ common stock at the close of business on March 19, 2003, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

•	Held directly in your name (“shareholder of record”) with our transfer agent, American Stock Transfer & Trust; or

•	Held for you in an account with a broker, bank or other third party nominee (“street name”).

How many shares must be present to hold the Annual Meeting?

A majority of Sonic Innovations’ outstanding shares of common stock as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. On the record date, there were 19,826,155 shares of Sonic Innovations’ common stock outstanding. Shares are counted as present at the Annual Meeting if you:

•	Are present and vote in person at the Annual Meeting; or

•	Have properly submitted a proxy card or voted by telephone.

What proposals will be voted on at the Annual Meeting?

There are two proposals scheduled to be voted on at the Annual Meeting:

•	Election of two directors for a three-year term;

•	Ratification of the appointment of KPMG LLP as our independent auditing firm.

In addition, shareholders will vote on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

How many votes are required to approve each proposal?

The election of each director nominee requires the “FOR” vote of a plurality of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors.

Ratification of the appointment of the independent auditing firm requires the “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the other proposal. If you withhold authority to vote on the election of directors, your shares will not be considered entitled to vote on the election of directors. If you abstain from voting on the other proposal, it has the same effect as a vote against the proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and “FOR” the other proposal.

If you hold your shares in street name and do not provide voting instructions to your nominee, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes are counted in determining whether there is a quorum but will not be counted as votes cast on such matters.

How does the Board recommend that I vote?

Sonic Innovations’ Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the other proposal.

How do I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in street name, you may vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your nominee. If you are a shareholder of record, you may vote:

•	By Telephone—you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or

•	By Mail—you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting directions provided by your nominee. You may complete and mail a voting instruction card to your nominee or, in many cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your nominee as you have directed.

Telephone voting facilities for shareholders of record will close at 12:00 noon, EDT, on April 30, 2003.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and wish to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other third party nominee) giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend the Annual Meeting.

What does it mean if I receive more than one proxy card?

It means you hold shares registered in more than one account. To ensure all your shares are voted, sign and return each proxy card or, if you vote by telephone, vote for each proxy card you receive.

May I change my vote?

Yes. Whether you have voted by mail or telephone, you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to our Secretary prior to the Annual Meeting;

•	Submitting a properly signed proxy card with a later date prior to the Annual Meeting;

•	Voting by telephone at a later time prior to 12:00 noon, EDT, on April 30, 2003; or

•	Voting in person at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Our Board of Directors currently consists of seven members and is divided into three classes, with each director serving a three-year term and one class being elected at each year’s Annual Meeting of Shareholders. Mr. Andrew G. Raguskus, Mr. Lawrence C. Ward and Dr. Allan M. Wolfe are in the class of directors whose term expires at the 2003 Annual Meeting of Shareholders. Dr. Wolfe will not be standing for re-election, which leaves Mr. Raguskus and Mr. Ward as the two nominees for election to the Board at this Annual Meeting. Directors whose terms are continuing after this Annual Meeting include Dr. Lewis S. Edelheit and Dr. Anthony B. Evnin, who are in the class of directors whose term expires at the 2005 Annual Meeting; and Mr. Kevin J. Ryan and Mr. Samuel L. Westover, who are in the class of directors whose term expires at the 2004 Annual Meeting. Executive officers are elected by the Board of Directors and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

DIRECTORS

Name of Director	Director Since	Term Expires(3)	Age(4)
Lewis S. Edelheit, Ph.D. (2)	2002	2005	60
Anthony B. Evnin, Ph.D. (1),(2)	1995	2005	61
Andrew G. Raguskus	1996	2003	57
Kevin J. Ryan	1999	2004	62
Lawrence C. Ward	2001	2003	50
Samuel L. Westover (1),(2)	2002	2004	47
Allan M. Wolfe, M.D. (1)*	1995	2003	65

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Term expires as of the Annual Meeting date in the year indicated.
(4)	As of December 31, 2002.
*	Dr. Wolfe is not standing for re-election to the Board.

Business Experience

Lewis S. Edelheit, Ph.D. retired from General Electric Company (“GE”) in 2002. Dr. Edelheit was GE’s Senior Research and Technology Advisor from 2000 to 2002 and was Senior Vice President of Corporate R&D from 1991 to 2000. From 1986 to 1991, he was President and CEO of Quantum Medical Systems, a venture capital-backed company that pioneered color flow ultrasound for vascular imaging. Dr. Edelheit is a director of Silicon Graphics, Inc., a high-end computer manufacturer, a member of the National Academy of Engineering and the Industrial Research Institute, and a Fellow of the American Physical Society. He earned a bachelor’s degree in engineering physics and a master’s degree and Ph.D. in physics from the University of Illinois.

Anthony B. Evnin, Ph.D. is Managing General Partner of Venrock Associates, a venture capital partnership, where he has been a Partner since 1975. Dr. Evnin serves on the board of Caliper Technologies Corporation, a manufacturer of microfluidic analysis systems. Dr. Evnin earned an AB from Princeton University and a Ph.D. in chemistry from Massachusetts Institute of Technology.

Andrew G. Raguskus joined Sonic Innovations, Inc. in September 1996 as President, Chief Executive Officer and director. Mr. Raguskus was Chief Operating Officer of Sonic Solutions, Inc., a maker of digital audio workstations, during 1996. He was Senior Vice President Operations of ReSound Corporation, a hearing aid company, from 1991 to 1995. Prior to joining ReSound, Mr. Raguskus held positions with various technology companies, including Sun Microsystems, Inc. and General Electric’s Medical Systems division. He serves on the board of the Hearing Industries Association. Mr. Raguskus earned a bachelor’s degree in electrical engineering from Rensselaer Polytechnic Institute.

Kevin J. Ryan became our Chairman, an officer position, effective January 1, 2002. Mr. Ryan was Chairman, President and Chief Executive Officer of Wesley Jessen Vision Care, Inc., a manufacturer of contact lenses, from 1995 until its acquisition by Novartis in 2001. Prior to that, Mr. Ryan was President of Biosource Technologies, Inc., a bio-pharmaceutical company, from 1991 to 1995. He serves on the board of Large Scale Biology Corporation, a bio-technology company. Mr. Ryan earned a bachelor’s degree in business and marketing from Notre Dame University.

Lawrence C. Ward was Corporate Vice President Worldwide Manufacturing Operations of Applied Materials Corporation from October 1998 to October 2001. Prior to that, Mr. Ward was President North American Region of Walbro Corporation from February 1998 to September 1998; Senior Vice President Operations and President Airbag and Seat Belt Division of Breed Technologies, Inc. from November 1997 to February 1998; Vice President Global Operations of Allied Signal Safety Restraint Systems from January 1997 to October 1997; and Vice President Manufacturing and Services of Exabyte Corporation from 1993 to 1996. He earned a bachelor’s degree in mechanical engineering from California Polytechnic State University and a master’s degree in mechanical engineering from Santa Clara University.

Samuel L. Westover is President and Chief Executive Officer of CIGNA Dental, a provider of dental insurance and dental managed care, which he joined in March 2002. He was Special Assistant to the Governor of Utah from March 2001 to March 2002. From 1996 to 2000, Mr. Westover was President and Chief Executive Officer of Orthalliance, Inc., a provider of practice management services to orthodontic practices, which he founded. Prior to that, Mr. Westover was President and Chief Executive Officer of SysteMed, Inc., a prescription benefits management company, and Senior Vice President and Chief Financial Officer of Wellpoint Health Networks, Inc. and Blue Cross of California. He earned a bachelor’s degree in accounting from Brigham Young University.

Allan M. Wolfe, M.D. has been a General Partner of Utah Venture Partners, a venture capital firm, since 1989. He currently serves on the boards of a number of private companies. Dr. Wolfe earned a bachelor’s degree in American civilization from Cornell University and an M.D. from New York University School of Medicine. Dr. Wolfe will not be standing for re-election at the Annual Meeting.

The Board of Directors recommends a vote FOR the election of Mr. Raguskus and Mr. Ward.

Board Meetings

During 2002, the Board of Directors met six times. Each director attended each meeting of the Board of Directors, except for Dr. Edelheit, Mr. Ward and Mr. Westover, who each missed one meeting. Each of our directors is an independent, non-employee director, except Mr. Ryan, our Chairman, and Mr. Raguskus, our President and Chief Executive Officer.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. Our Committees are comprised only of independent directors within the meaning of Rule 4200 (a)(14) of the Rules of the National Association of Securities Dealers, Inc., except for the Stock Option Committee, which currently consists solely of Mr. Raguskus.

The Audit Committee currently consists of Dr. Edelheit, Dr. Evnin and Mr. Westover. We believe that each of these individuals is financially literate and that Mr. Westover is a “financial expert” as defined under applicable Securities and Exchange Commission rules. During 2002, the Audit Committee included Luke B. Evnin, until his resignation from the Board in July 2002, and G. Walter Loewenbaum II, until his resignation from the Board in November 2002. The Audit Committee reviews our financial statements and accounting practices, reviews the results of the annual external audit and quarterly reviews, selects and appoints the independent auditing firm to be retained and considers the independence of the independent auditing firm, particularly if there are non-audit services also provided. The Committee operates under a formal written charter, which has been approved by the Board and which is reviewed periodically. The charter is attached as Exhibit “A” to this Proxy Statement. The Audit Committee met five times in 2002 and each member attended each meeting, except Luke B. Evnin and G. Walter Loewenbaum II, who each missed one meeting.

The Compensation Committee currently consists of Dr. Evnin, Mr. Westover and Dr. Wolfe. Dr. Wolfe will not be standing for re-election, which will leave Dr. Evnin and Mr. Westover as the members of the Compensation Committee after the Annual Meeting. During 2002, the Compensation Committee consisted of Dr. Evnin and Dr. Wolfe. The Compensation Committee approves our executive officers’ salaries, annual incentive awards and stock option grants. The Compensation Committee also administers our 2000 Stock Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee met three times in 2002 and each member attended each meeting.

In 2001, the Board established a Stock Option Committee, currently consisting solely of Mr. Raguskus, which has the authority to grant stock options to non-officer employees only, up to a maximum of 10,000 shares per non-officer employee. Options granted in this manner are reported to the Board.

Director Compensation

Directors are paid for their services and reimbursed for reasonable expenses incurred in attending Board or Committee meetings. Effective January 1, 2002, directors are paid for their services as follows: (i) $2,500 for attending a Board meeting in person and $500 for attending by telephone; and (ii) $500 for attending a Committee meeting in person and $200 for attending by telephone.

Under our 2000 Stock Plan, each new non-employee director is granted a stock option for 15,000 shares of common stock, which vests at the rate of one-third on each annual anniversary from the date of grant. Following each Annual Meeting of Shareholders, each continuing non-employee director is granted a stock option for 6,000 shares of common stock, which fully vests one year from the date of grant. These stock options have a ten year term and an exercise price per share equal to the fair market value per share on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees; nor has served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of reports and written representations furnished to us, we believe that during fiscal year 2002 all filings with the Securities and Exchange Commission by our executive officers and directors complied with requirements for reporting ownership and changes in ownership of our common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND

NAMED EXECUTIVE OFFICERS

The following share ownership table sets forth information with respect to the beneficial ownership of our common stock as of March 19, 2003 by:

•	Each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock;

•	Each of our directors;

•	Each executive officer named in the Summary Compensation Table; and

•	All of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Of Shares Beneficially Owned, Amount That May Be Acquired Within 60 Days By Option Exercise	Percent of Outstanding Shares(1)
Entities affiliated with Venrock Associates 30 Rockefeller Plaza #5508 New York, NY 10112	2,303,954	(2)	—	11.6%
Entities affiliated with MPM Capital L.P. 601 Gateway Blvd., Suite 360 South San Francisco, CA 94080	2,002,899	(3)	—	10.1%
Entities affiliated with Morgenthaler Venture Partners 2730 Sand Hill Road Menlo Park, CA 94025	1,212,254	(4)	—	6.1%
Entities affiliated with T. Rowe Price 100 East Pratt Street Baltimore, MD 21202	1,538,753	(5)	—	7.8%
Andrew G. Raguskus	476,210		376,345	2.4%
Stephen L. Wilson	355,263		325,308	1.8%
Jorgen Heide	187,592		170,847	*
Gregory N. Koskowich	164,672		108,315	*
Robert P. Wolf (6)	95,418		95,418	*
Lewis S. Edelheit	—		—	*
Anthony B. Evnin	2,318,201	(7)	14,247	11.7%
Kevin J. Ryan	239,32		179,327	1.2%
Lawrence C. Ward	11,000		11,000	*
Samuel L. Westover	11,000		11,000	*
Allan M. Wolfe	59,892		14,247	*
All directors and executive officers as a group (13 persons)	4,106,888		1,490,728	19.3%

*	Less than 1.0%.

The table above is based on 19,826,155 shares outstanding as of March 19, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days, as shown in the second column above, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Such shares are, therefore, included in the first column above.

SHARE OWNERSHIP TABLE

FOOTNOTES

(1)	Percentages are derived by dividing “Number of Shares Beneficially Owned” (column 1) by the sum of 19,826,155 (the number of shares outstanding as of March 19, 2003) and any shares that may be acquired within 60 days of March 19, 2003 (column 2).

(2)	Based on information in a Schedule 13G Report filed February 14, 2003 and Company records indicating that Venrock Associates and its affiliates (“Venrock”) were the beneficial owners of 2,303,954 shares, of which Venrock had shared voting and dispositive powers.

(3)	Based on information in a Schedule 13G Report filed February 14, 2003 and Company records indicating that MPM Capital L.P. and its affiliates (“MPM”) were the beneficial owners of 2,002,899 shares, of which MPM had sole voting and dispositive powers.

(4)	Based on information in a Schedule 13G Report filed February 14, 2003 and Company records indicating that Morgenthaler Venture Partners and its affiliates (“Morgenthaler”) were the beneficial owners of 1,212,254 shares, of which Morgenthaler had shared voting and dispositive powers.

(5)	Based on information in a Schedule 13G Report filed February 14, 2003 indicating that T. Rowe Price and its affiliates (“T. Rowe Price”) were the beneficial owners of 1,538,753 shares, of which T. Rowe Price had sole voting power over 537,653 shares and sole dispositive power over 1,538,753 shares.

(6)	Mr. Wolfe resigned effective January 22, 2003.

(7)	Includes 2,303,954 shares of common stock beneficially owned by entities associated with Venrock Associates, of which Dr. Evnin is a General Partner. Dr. Evnin shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership of these shares.

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing compensation policy and administering the compensation programs for the Company’s executive officers including the Named Executive Officers. The Committee is comprised solely of independent directors as defined by the listing standards of the National Association of Securities Dealers, Inc. All decisions by the Committee relating to the compensation of the Company’s executive officers are reviewed by the Board of Directors.

The Committee evaluates the Company’s executive compensation programs, mainly in relation to the programs offered by other medical equipment and supplies companies. This analysis is intended to ensure that the Committee has sufficient comparative data with respect to overall compensation levels. The Company reviews the reasonableness of total compensation levels using public information from medical equipment and supplies companies and several publicly available surveys. Certain of these companies are included in the S&P Healthcare (Equipment and Supplies) Index, which is used for the purpose of comparing shareholder returns in the shareholder return performance graph. The Committee’s objective is to attract and retain talented individuals by targeting total executive compensation in line with medical equipment and supplies peer group companies.

In recognition of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits the deductibility of certain executive compensation to $1,000,000 per year, the Committee will, to the extent programs can be excluded from the $1,000,000 limit and to the extent no pre-existing, contractual obligations exist, take the necessary actions to secure full tax deductibility under the Code.

Compensation Philosophy

The hearing aid market is highly competitive. There are six hearing aid manufacturers that are substantially larger than the Company. Achieving increased revenues and profitability in this competitive market presents significant challenges for the Company’s management. The Committee believes that, if the Company is to continue its growth, bring new products to market, gain market share, achieve greater revenues and increase profitability, its executive compensation program must have the flexibility to attract and retain high quality, motivated employees. Furthermore, the executive compensation program must provide incentives that will reward key managers for aggressively pursuing the actions necessary to improve the Company’s performance and enhance long-term shareholder value.

The Company’s executive compensation program is based upon a pay-for-performance philosophy. There are three components to the Company’s executive compensation program: base salary; an annual cash bonus opportunity; and long-term stock-based incentives in the form of stock options. The Company is committed to a strong link between its operating and strategic goals and its compensation program. The financial goals for certain elements of the compensation program are reviewed by the Committee in conjunction with its review of the Company’s annual operating plan.

Base Salary

An executive’s base salary is determined by an assessment of his sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, current salary in relation to the range designated for the job and salary levels for comparable positions at peer group companies. Additionally, the Committee sets base salaries for executive officers based on the executive’s contribution to the Company’s success through operational improvements and strategic initiatives. Factors considered in determining base salary are not assigned pre-determined relative weights.

Annual Incentive Awards

Payments under the Company’s bonus program are based on the Company’s achievement of Company performance goals as approved by the Committee and each executive’s achievement of individual objectives as approved by the Chief Executive Officer. The Chief Executive Officer’s individual objectives are approved by the Chairman of the Board. The management bonus program provides for a normal bonus of up to a maximum of 55% of base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2002, the Company performance goals related to targeted levels of net sales and earnings per share, each of which accounted for one-third of the participant’s bonus. The remaining one-third of the participant’s bonus related to the participant’s individual objectives. Bonuses for 2002 reflect the fact that (i) net sales targets were not achieved, (ii) earnings per share targets were achieved at a low level and (iii) individual objectives were generally achieved. In addition, discretionary bonuses were recommended by the Committee and approved by the Board for certain executive officers in instances where they were deemed to be merited based on individual contribution.

It is anticipated for 2003 that the Company’s performance goals will also relate to net sales and earnings per share targets, and a component of the bonus will be tied solely to achievement of individual objectives.

Stock Options

The Company’s philosophy regarding equity-based compensation is that equity-based incentives should be directly related to the creation of shareholder value, thus providing a strong link between management and shareholders. The Company believes that equity-based incentives are very consistent with the entrepreneurial spirit the Company seeks in its executive team. In support of this philosophy, the Company has awarded stock options to its executive officers.

Stock options are generally granted annually consistent with the Company’s objective to provide (i) a long-term equity interest in the Company, and (ii) an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, stock options cannot be exercised immediately. Generally, stock options become exercisable over a four-year period. The number of shares subject to stock options granted to each executive officer is approved by the Committee. Individual grant size is dependent on the executive officer’s experience, position and level of responsibility within the Company, an evaluation of the executive officer’s performance and an assessment of the executive officer’s ability to positively impact the Company’s future business plans. No pre-assigned relative weight is ascribed to any of these factors.

Chief Executive Officer Compensation

Andrew G. Raguskus has been President and Chief Executive Officer of the Company since 1996. Mr. Raguskus’ salary at the end of 2002 was $274,000. He has an annual normal bonus opportunity of up to a maximum of 55% of his base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2002, Mr. Raguskus received a bonus of $137,807, which included a discretionary amount of $62,000 recommended by the Committee and approved by the Board. Mr. Raguskus’ salary and bonus opportunity were considered to be reasonable in comparison to similar salaries and bonus structures for medical equipment and supplies company chief executive officers. In 2002, Mr. Raguskus was granted a stock option to purchase 50,000 shares of common stock with an exercise price of $4.20 per share. The Committee will consider future salary and bonus adjustments and stock option grants for the Chief Executive Officer based on the Company’s operating performance, as well as the compensation packages of similarly positioned medical equipment and supplies company chief executive officers. The Committee believes that the Chief Executive Officer should have an equity interest in the Company. As of March 19, 2003, Mr. Raguskus beneficially owned 476,210 shares of the Company’s common stock.

Conclusion

Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides appropriate incentives to attain solid financial performance and is closely aligned with shareholder interests. The Committee believes that the Company’s compensation program directs the efforts of the executive officers toward the continued achievement of Sonic Innovations’ growth and profitability for the benefit of the Company’s shareholders.

Compensation Committee:

Anthony B. Evnin, Chairman

Samuel L. Westover

Allan M. Wolfe

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee (the “Committee”) with respect to the Company’s audited financial statements for the year ended December 31, 2002.

The purpose of the Committee is to assist the Board in its general oversight of the Company’s financial reporting, accounting policies and practices, disclosure controls and internal controls and to select and engage our independent auditing firm and review the results of the annual external audit and quarterly reviews. The Audit Committee Charter describes in greater detail the full responsibilities of the Committee and is included as Exhibit “A” to this Proxy Statement. The Committee is comprised solely of independent directors as defined by the listing standards of the National Association of Securities Dealers, Inc.

Management is responsible for the Company’s financial reporting process including its system of disclosure controls and internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditing firm is responsible for auditing those financial statements. The Committee monitors and reviews these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Committee has relied on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and (b) the representations of KPMG LLP, the Company’s independent auditing firm, included in their report on the Company’s financial statements. This does not provide the Committee with an independent basis to determine that management has maintained (a) appropriate accounting and financial reporting principles or policies, or (b) appropriate disclosure and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditing firm do not ensure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States, or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

The Committee has reviewed and discussed with management and KPMG LLP the Company’s audited financial statements as of and for the year ended December 31, 2002.

The Committee has discussed with KPMG LLP the matters required to be discussed by the American Institute of Certified Public Accountants’ Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Committee has also reviewed the written disclosures and the letter from KPMG LLP required by the Independence Standards Board’s Independence Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP their independence.

Based on the reviews and discussions referred to above, the Committee has recommended to the Board of Directors that the Company’s 2002 financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee:

Samuel L. Westover, Chairman

Lewis S. Edelheit

Anthony B. Evnin

SHAREHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total shareholder return on Sonic Innovations’ common stock from May 2, 2000, the date of our initial public offering, with the cumulative total return on the S&P 500 Composite Index and the S&P Healthcare (Equipment and Supplies) Index over the same period. The graph and table assume the investment of $100 in each of Sonic Innovations’ common stock, the S&P 500 Composite Index and the S&P Healthcare (Equipment and Supplies) Index on May 2, 2000 and that all dividends were reinvested.

Comparison of Cumulative Total Return Among Sonic Innovations, S&P 500 Composite Index,

and S&P Healthcare (Equipment and Supplies) Index.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table shows the cash compensation and certain other compensation paid or accrued by us to our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively the “Named Executive Officers”) during fiscal years 2002, 2001 and 2000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
				Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Stock Options	All Other Compensation (1)
Andrew G. Raguskus	2002	$271,461	$137,807	50,000	$—
President and	2001	260,801	—	70,000	—
Chief Executive Officer	2000	246,041	40,000	55,000	—

Stephen L. Wilson	2002	218,615	60,867	—	—
Senior Vice President and	2001	212,346	—	50,000	—
Chief Financial Officer	2000	203,167	30,000	30,000	—

Jorgen Heide	2002	222,692	50,750	—	—
Senior Vice President	2001	213,349	—	60,000	—
Business Development	2000	202,917	30,000	32,000	—

Gregory N. Koskowich	2002	212,692	28,428	—	—
Vice President	2001	203,317	—	60,000	—
Research and Development	2000	192,917	28,000	32,000	—

Robert P. Wolf (3)	2002	206,154	27,502	—	—
Vice President	2001	199,471	—	80,000	28,439	(2)
Sales and Marketing	2000	56,875	67,000	100,000	—

(1)	Excludes the value of other compensation which in total did not exceed 10% of the Named Executive Officer’s salary and bonus.
(2)	Reimbursed relocation expenses.
(3)	Resigned effective January 22, 2003.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2002 to each of the Named Executive Officers. All options were granted under our 2000 Stock Plan at exercise prices equal to the fair market value of our common stock on the dates of grant. We have never granted any stock appreciation rights.

The percentage of options granted is based on an aggregate of 1,523,989 options granted by us during the fiscal year ended December 31, 2002 to our employees, including the Named Executive Officers. The potential realizable value amounts in the last two columns of the table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the ten-year option term.

The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and the option holder’s continued employment through the vesting period.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5%	10%
A. Raguskus	50,000	3.3%	$4.20	01/02/12	$132,068	$334,686
S. Wilson	—	—	—	—	—	—
J. Heide	—	—	—	—	—	—
G. Koskowich	—	—	—	—	—	—
R. Wolf	—	—	—	—	—	—

Mr. Raguskus’ option was granted at an exercise price equal to the fair market value on the date of grant and vests at the rate of  1/7th one year from the date of grant and  1/84th per month thereafter with full vesting achieved in seven years. However, all of the then unvested portion of this option shall immediately vest if, by January 2004, either of two events occur: (1) our stock price exceeds $10.00 per share for 30 consecutive days; or (2) there is a change of control of the Company pursuant to which shareholders receive the equivalent of at least $10.00 per share.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth for each of the Named Executive Officers the number and value of (i) options exercised in 2002 and (ii) exercisable and unexercisable stock options held at December 31, 2002.

OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
A. Raguskus	60,000	$302,040	351,297	157,653	$748,144	$16,333
S. Wilson	—	—	318,016	51,458	7,228	11,667
J. Heide	—	—	157,251	74,224	232,867	14,000
G. Koskowich	—	—	97,176	84,301	80,472	14,000
R. Wolf	6,873	15,259	79,377	93,750	401	7,000

The value realized on shares acquired on exercise was determined by multiplying the number of shares acquired by the difference between the exercise price per share and the market value per share on the exercise date. The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $3.81, the closing price per share of our common stock on the Nasdaq National Market on December 31, 2002.

Employment Agreements and Change-of-Control Arrangements

Pursuant to a resolution of the Board of Directors, half of the shares subject to the initial stock options granted to the Named Executive Officers upon commencing their employment will immediately vest in the event of an acquisition of Sonic Innovations (with the exception of Mr. Wilson, whose benefits upon an acquisition are described below). Dr. Koskowich will receive a severance payment equal to six month’s salary in the event that we terminate his employment. Mr. Wilson will receive a severance package of one year’s salary, bonus and benefits in the event that we terminate his employment. In the event that Mr. Wilson is terminated following a change of control of Sonic Innovations, he will receive two year’s salary and bonus and all of his then outstanding stock options will immediately vest. Mr. Raguskus was granted an option to purchase 50,000 shares in December 2002, which vests at the rate of  1/7th one year from the date of grant and  1/84th per month thereafter with full vesting achieved in seven years. However, all of the then unvested portion of this option shall immediately vest if, by January 2004, either of two events occur: (1) our stock price exceeds $10.00 per share for 30 consecutive days; or (2) there is a change of control of the Company pursuant to which shareholders receive the equivalent of at least $10.00 per share.

Indemnification Agreements

We indemnify our directors and officers against certain costs that could be incurred if they were made, or threatened to be made, a party to a legal proceeding because of their official status as a director or officer. The indemnification agreements, together with our charter documents provide for indemnification to the fullest extent permitted by Delaware law.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITING FIRM

The Audit Committee has appointed KPMG LLP, certified public accountants, as our independent auditing firm for the year ending December 31, 2003. KPMG has been our independent auditing firm since July 1, 2002, when, upon recommendation of the Audit Committee, the Board unanimously approved the dismissal of Arthur Andersen LLP (our independent auditing firm since 1995) and appointed KPMG as our new independent auditing firm. Although it is not required to do so, the Audit Committee wishes to submit the appointment of KPMG for shareholder ratification at the Annual Meeting. Notwithstanding the appointment or a ratification, the Audit Committee, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year without notice to, or the consent of, our shareholders, if the Audit Committee determines that such a change would be in our and our shareholders’ best interest. If the shareholders do not ratify the appointment, the Audit Committee will reconsider its selection.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

During the years ended December 31, 2001 and 2000, and the subsequent interim period of 2002 through the date of the dismissal of Arthur Andersen, there was no disagreement between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in its reports, and there occurred no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Arthur Andersen on our consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period of 2002 through the appointment of KPMG, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

In accordance with the requirements of Item 304 of Regulation S-K, we submitted this disclosure to Arthur Andersen and KPMG and presented them with the opportunity to include a statement in this proxy solicitation if they believe the above statements are incorrect or incomplete.

Audit Fees

For the years ended December 31, 2002 and 2001, we paid or have accrued fees to KPMG and Arthur Andersen, respectively. Audit fees include the annual audit, quarterly reviews, accounting consultation, statutory audits, and review of registration statements and consents in connection with same. Audit related fees include employee benefit plan audits, due diligence assistance and accounting consultation on proposed transactions. Tax fees include U.S., foreign and state income tax preparation and tax consultation. There were no fees for financial information systems design and implementation in 2002 or 2001. A summary of fees paid or accrued to KPMG for 2002 and Arthur Andersen for 2001 appears below:

Fee Category	2002	2001
Audit	$164,933	$134,382
Audit related	41,307	19,267
Tax	28,062	12,323

Total	$234,302	$165,972

The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services.

The Board of Directors recommends a vote FOR ratification of this appointment.

OTHER INFORMATION

Expenses of Solicitation

Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone or fax.

Deadline for Receipt of Shareholder Proposals

Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the Securities and Exchange Commission (the “SEC”), under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In order for a shareholder proposal to be considered for inclusion in Sonic Innovations’ proxy statement for next year’s Annual Meeting, the written proposal must be received by the Secretary at our offices no later than one hundred twenty (120) days prior to the date on which we mailed this Proxy Statement to shareholders in connection with this year’s Annual Meeting. Assuming a mailing date of March 26, 2003, the deadline for shareholder proposals for next year’s Annual Meeting will be November 26, 2003. In the event that the date of next year’s Annual Meeting is changed by more than thirty (30) days from the date of this year’s Annual Meeting, notice by the shareholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such Annual Meeting or ten (10) calendar days following the date on which public announcement of the date of next year’s Annual Meeting is first made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address, as they appear on our books, of the shareholder proposing such business; (iii) the class and number of shares of our stock which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement but instead is sought to be presented directly at next year’s Annual Meeting, SEC rules permit management to vote proxies in its discretion if Sonic Innovations: (a) receives notice before the close of business on November 26, 2003 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on November 26, 2003.

All submissions to, or requests of, the Secretary should be made to our principal offices: 2795 E. Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Other

Sonic Innovations’ 2002 Annual Report to Shareholders is being sent to shareholders together with this Proxy Statement.

SONIC INNOVATIONS WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: SECRETARY, SONIC INNOVATIONS, INC., 2795 E. COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Stephen L. Wilson

Secretary

Exhibit A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

SONIC INNOVATIONS, INC.

(As adopted March 17, 2003)

PURPOSE:

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sonic Innovations, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company on behalf of the Board;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and Company policies including the code of business ethics and conduct, (iii) the independent auditor’s qualifications, independence and performance and (iv) the Company’s internal accounting, disclosure and financial controls;

•	Prepare reports that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Fulfill the requirements set forth in the Sarbanes-Oxley Act and other relevant legislation;

•	Provide the Board with the results of the Committee’s monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as the Committee may deem necessary to make the Board aware of significant financial matters and disclosures that require the attention of the Board.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Committee members will be appointed by, and will serve at the discretion of, the Board. The Committee will consist of at least three members of the Board. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) Nasdaq Rule 4200, (ii) Sarbanes-Oxley Act Section 301, and (iii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with Nasdaq National Market audit committee requirements; and

•	At least one member will have the qualifications of an audit committee financial expert as defined by the rules of the SEC and that member will be identified as such in the Company’s annual reports.

RESPONSIBILITIES:

The responsibilities of the Committee shall include:

•

Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal

1

controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company that may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ status with the Public Company Accounting Oversight Board and any other significant governmental or self-regulatory organization with applicable jurisdiction; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (v) reviewing with the independent auditors all critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management; and (vi) reviewing reports submitted to the Committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

2

•	As appropriate and at the Company’s expense, obtaining advice and assistance from independent counsel or other advisors for matters pertaining to fulfilling the responsibilities of the Committee;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing and maintaining a process for the receipt, retention and treatment of reported violations by the Company or its employees of ethical conduct, legal and regulatory requirements and Company policies including complaints regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

LIMITATIONS:

The Committee shall not have the duty to plan or conduct audits or other accounting reviews and procedures; these are the duties of the independent auditors. Nor should the Committee prepare financial statements or disclosures or make a determination that the Company’s financial statements and disclosures are complete, accurate and properly presented; these actions are the responsibility of management and the independent auditors. The Committee should focus its efforts on directing management and the independent auditors to fulfill their respective responsibilities and on hearing reports from them about the Company and their findings.

RESOURCES:

The Committee shall have access to the general funds and resources of the Company for use in carrying out its responsibilities. The Committee will utilize such resources in a cost-effective manner and, to the extent reasonably practicable, will notify the Company’s management of resources engaged and estimated expenses in order to facilitate budgeting and expense management efforts. The Committee is specifically authorized to engage and pay such consultants, legal counsel, experts, advisors and other personnel as may be reasonably necessary to facilitate carrying out of its responsibilities.

MEETINGS:

The Committee will meet at least once each fiscal quarter and may establish its own schedule.

Except as the Committee may otherwise decide in its discretion, Committee meetings shall be attended by the Company’s Chief Financial Officer and Chief Accounting Officer and a representative of the Company’s independent auditing firm and outside counsel. The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this charter. The Committee may meet with any person in executive session.

MINUTES:

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Committee will summarize its examinations and recommendations to the Board as appropriate.

3

COMPENSATION:

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

4

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            SONIC INNOVATIONS, INC.

                                   May 1, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

            \|/ Please detach and mail in the envelope provided. \|/

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.       Election of two directors

                                 NOMINEES
[_]  FOR ALL NOMINEES            O Andrew G. Raguskus
                                 O Lawrence C. Ward
[_]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[_]  FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here:  [X]

                                                    FOR    AGAINST    ABSTAIN
                                                    [_]      [_]        [_]
2.       Proposal to ratify the appointment
         of KPMG LLP as the Company's
         independent auditing firm.

3.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature of Shareholder _____________________________ Date: __________________

Signature of Shareholder _____________________________ Date: __________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             SONIC INNOVATIONS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2003

The undersigned hereby appoints Andrew G. Raguskus and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 1, 2003 at 9:00
a.m. MDT at the Salt Lake Marriott City Center, 220 South State Street, Salt
Lake City, Utah, or any adjournments thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any adjournments thereof, hereby revoking all former proxies.

                  (Continued and to be signed on reverse side.)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            SONIC INNOVATIONS, INC.

                                   May 1, 2003

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

--------------------------------------------------
   COMPANY NUMBER

--------------------------------------------------
   ACCOUNT NUMBER

--------------------------------------------------
   CONTROL NUMBER

--------------------------------------------------

             Please detach and mail in the envelope provided
      \|/        IF you are not voting via telephone.            \|/
                 --

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1.       Election of two directors

                                NOMINEES
[_]      FOR ALL NOMINEES       O Andrew G. Raguskus
                                O Lawrence C. Ward
[_]      WITHHOLD AUTHORITY
         FOR ALL NOMINEES

[_]      FOR ALL EXCEPT
         (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: [X]

                                                    FOR    AGAINST    ABSTAIN
                                                    [_]      [_]        [_]
2.       Proposal to ratify the appointment
         of KPMG LLP as the Company's
         independent auditing firm.

3.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on
the account may not be submitted via this method.                      [_]

Signature of Shareholder _____________________________ Date: __________________

Signature of Shareholder _____________________________ Date: __________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.